UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2012

CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (770) 419-3355

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 18, 2012, CryoLife, Inc. filed a Current Report on Form 8-K to disclose, among other things, its acquisition, on May 16, 2012, of Hemosphere, Inc. (“Hemosphere”). Pursuant to the applicable Form 8-K requirements, this amendment to the Form 8-K is being filed to provide Hemosphere’s financial statements and pro forma financial information.

Section 9	Financial Statements and Exhibits.

Item 9.01(d)	Exhibits.

(a) Financial Statements.

The financial statements of Hemosphere that are required by this item are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

The pro forma financial information of CryoLife, Inc. that is required by this item is attached hereto as Exhibit 99.2.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Baker Tilly Virchow Krause, LLP
99.1	Hemosphere financial statements.
99.2	CryoLife, Inc. pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: August 1, 2012	By:	/s/ D. A. Lee
	Name:	D. A. Lee
	Title:	Executive Vice President, Chief
Operating Officer and Chief
Financial Officer